Exhibit 10.5
EXECUTION VERSION
FIRST AMENDMENT TO
PIPELINE SYSTEMS OPERATING AGREEMENT
     THIS FIRST AMENDMENT TO PIPELINE SYSTEMS OPERATING AGREEMENT (this “Amendment”) is made and entered into as of this 31st day of March, 2010 by and among Navajo Refining Company, L.L.C., a Delaware limited liability company (“Navajo Refining”), Lea Refining Company, a Delaware corporation (“Lea Refining”), Woods Cross Refining Company, L.L.C., a Delaware limited liability company (“Woods Cross Refining”), Holly Refining & Marketing — Tulsa LLC, a Delaware limited liability company (“Holly Refining Tulsa” and, together with Navajo Refining, Lea Refining, and Woods Cross Refining, the “Holly Entities”), and Holly Energy Partners—Operating, L.P., a Delaware limited partnership (“Operator”). Each of the Holly Entities and the Operator are sometimes individually referred to herein as a “Party” and collectively as the “Parties.”
     WHEREAS, the Parties entered into that certain Pipeline Systems Operating Agreement on February 8, 2010, to be effective as of December 1, 2009 (the “Agreement”), and now desire to amend certain provisions of such Agreement, as set forth herein in connection with the acquisition of certain assets by certain of the subsidiaries of Operator from certain of the Holly Entities. Capitalized terms used, but not defined, herein shall have the meanings given to them in the Agreement.
     NOW, THEREFORE, in consideration of the foregoing recitals and the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
     1. Amendment to Exhibit A. Exhibit A is hereby amended and restated in its entirety as set forth on Exhibit A-1 hereto.
     2. Amendment to Exhibit B. Exhibit B is hereby amended and restated in its entirety as set forth on Exhibit B-1 hereto.
     3. No Further Amendment; Miscellaneous. Except as amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect. The “General Conditions; Miscellaneous” provisions set forth in Sections 13.1, 13.2, 13.3, 13.4, 13.5, 13.8, 13.12, 13.13, 13.15, and 13.16 of the Agreement, are hereby incorporated herein by reference.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment to Pipeline Systems Operating Agreement as of the date first above written.

OPERATOR: HOLLY ENERGY PARTNERS-OPERATING, L.P.
By:	/s/ David G. Blair
David G. Blair
Senior Vice President

HOLLY ENTITIES: NAVAJO REFINING COMPANY, L.L.C.
By:	/s/ David L. Lamp
David L. Lamp
Executive Vice President

LEA REFINING COMPANY
By:	/s/ David L. Lamp
David L. Lamp
Vice President

WOODS CROSS REFINING COMPANY, L.L.C.
By:	/s/ David L. Lamp
David L. Lamp
President

Signature Page 1 of 1 to First Amendment to Pipeline Systems Operating Agreement

HOLLY REFINING & MARKETING – TULSA LLC
By:	/s/ David L. Lamp
David L. Lamp
President

ACKNOWLEDGED AND AGREED: HOLLY CORPORATION
By:	/s/ David L. Lamp
David L. Lamp
President

ACKNOWLEDGED AND AGREED: HOLLY ENERGY PARTNERS, L.P.
By:	HEP Logistics Holdings, L.P.,
its General Partner

By:	Holly Logistic Services, L.L.C.,
its General Partner

By:	/s/ David G. Blair
David G. Blair
President

Signature Page 2 of 2 to First Amendment to Pipeline Systems Operating Agreement

EXHIBIT A-1
Basic Description of Systems and Management Fee
Management Fee
The Management Fee for 2009 will be the “Total Management Fee” as set forth in the table below and will be allocated among the Systems as set forth in the table below.
Systems

		Amount of Management
	Owner of Asset	Fee Allocated to the Asset
General Systems Management
	N/A	$150,000.00
Insurance Reimbursement
	N/A	$15,000.00
Artesia System
(None)	N/A	N/A
Lovington System
Ponderosa Junction to Lovington - LPG/Natural Gasoline Pipeline having a diameter of 8” and extending approximately 11 1/2 miles and a diameter of 6” extending approximately 8 miles	Navajo Refining Company, L.L.C.	$0.00
Woods Cross System
Woods Cross 12” Plains Crude Oil Delivery Pipeline extending approximately 700 feet	Woods Cross Refining Company, L.L.C.	$25,000.00
Woods Cross 6” Hydrogen Pipeline extending approximately 4 miles	Woods Cross Refining Company, L.L.C.	$25,000.00
	Total Management Fee:	$215,000.00
Exhibit A-1

EXHIBIT B-1
Services included in Management Fee
PART I —	Management services and costs included in the Management Fee, as contemplated by Section 8.2 of the foregoing Agreement are the following:
•	Operator’s central office costs

•	General administration of Pipeline operations by Operator’s senior management personnel

•	General administration of Pipeline operations by Operator’s operations management personnel

•	Supervision of the Pipeline Control Center

•	Environmental, health and safety management

•	Administrative services relating to DOT compliance

•	Preparation and submission of FERC Reports

•	Pipeline Scheduling

•	Purchasing

•	Right of Way services after the In-Service Date (excluding new projects)

•	Travel and meeting expenses for necessary meetings

•	Crisis Communications

•	Ordinary course administration of contracts between the Holly Entities and customers of the Holly Entities (excluding outside counsel services deemed necessary by Operator)

•	Normal operating activities of the Facilities
PART II —	For avoidance of doubt, the following work and services are specifically excluded from the Management Fee and shall be paid to Operator by the Holly Entities, along with other costs, under Section 8.3 of the foregoing Agreement:
•	Operations personnel to the extent performing services in connection with activities outside the normal operation of the Systems

•	All direct operating costs incurred outside the normal operation of the Systems

•	Services obtained from third-parties

•	Travel and meal expenses for Operator’s personnel while performing work on the assets set forth on Exhibit A

•	Pipeline measurement including contract proving

•	Insurance

•	All project management, engineering and other services related to any expansion project

•	Compliance and other costs or expenses incurred in connection with any regulatory program to the extent directly applicable to the Systems, including, but not limited to, compliance with governmental requirements and guidelines for public awareness, contractor awareness, one-call, operator qualification, facility response plans, drug and alcohol testing and other requirements and guidelines of any governmental authority with jurisdiction

•	Annual DOT fees

•	Procurement, maintenance and replacement of safety equipment and materials

•	Preparation and filing of required reports and permit applications with governmental entities with jurisdiction (other than FERC and DOT), including, but not limited to environmental permit reporting and permit renewals (third party contract costs only)
Exhibit B-1